                                                                     EXHIBIT 4.1

                             REGISTRATION AGREEMENT

                  REGISTRATION AGREEMENT dated as of March 30, 2000 among Vertex Interactive, Inc., a New Jersey corporation (the "Company"), the clients of Zesiger Capital Group LLC listed on the signature pages hereto ("Zesiger Purchasers"), Federal Partners, L.P., a New York limited partnership ("Federal"), Sofaer Funds SCI Global Hedge Fund, MeesPierson (Cayman) Limited, trustee ("Sofaer"), RIT Capital Partners plc, a corporation incorporated under the laws of the United Kingdom ("Rothschild"), Mr. Baruch Halpern ("Mr. Halpern"), Mr. Mayer Offman ("Mr. Offman"), P.A.W. Partners, L.P., a Delaware limited partnership ("Partners"), P.A.W. Offshore Fund, Ltd., a Bahamas offshore corporation ("Offshore"), and Mr. Antoine Tristani ("Mr. Tristani," and together with the Zesiger Purchasers, Federal, Sofaer, Rothschild, Mr. Halpern, Mr. Offman, Partners, and Offshore, the "Shareholders").

                              W I T N E S S E T H:

                  WHEREAS, the Company and Zesiger Purchasers have entered into a Subscription Agreement, dated as of the date hereof (the "Zesiger Subscription Agreement"), pursuant to which Zesiger Purchasers purchased an aggregate of 1,250,000 shares (the "Zesiger Registrable Stock") of common stock, par value $.005 per share, of the Company ("VTX Common Stock");

                  WHEREAS, the Company and Federal have entered into a Subscription Agreement, dated as of the date hereof (the "Federal Subscription Agreement"), pursuant to which Federal purchased 625,000 shares of VTX Common Stock (the "Federal Registrable Stock");

                  WHEREAS, the Company and Sofaer have entered into a Subscription Agreement, dated as of the date hereof (the "Sofaer Subscription Agreement), pursuant to which Sofaer purchased 312,500 shares of VTX Common Stock (the "Sofaer Registrable Stock);

                  WHEREAS, the Company and Rothschild have entered into a Subscription Agreement, dated as of the date hereof (the "Rothschild Subscription Agreement), pursuant to which Rothschild purchased 312,500 shares of VTX Common Stock (the "Rothschild Registrable Stock);

                  WHEREAS, the Company and Mr. Halpern have entered into a Subscription Agreement, dated as of the date hereof (the "Halpern Subscription Agreement"), pursuant to which Mr. Halpern purchased 62,500 shares of VTX Common Stock (the "Halpern Registrable Stock);

                  WHEREAS, the Company and Mr. Offman have entered into a Subscription Agreement, dated as of the date hereof (the "Offman Subscription Agreement"), pursuant to






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which Mr. Offman purchased 200,000 shares of VTX Common Stock (the "Offman
Registrable Stock);

                  WHEREAS, the Company and Partners have entered into a Subscription Agreement, dated as of the date hereof (the "Partners Subscription Agreement"), pursuant to which Partners purchased 62,500 shares of VTX Common Stock (the "Partners Registrable Stock");

                  WHEREAS, the Company and Offshore have entered into a Subscription Agreement, dated as of the date hereof (the "Offshore Subscription Agreement"), pursuant to which Offshore purchased 62,500 shares of VTX Common Stock (the "Offshore Registrable Stock");

                  WHEREAS, the Company and Mr. Tristani have entered into a Subscription Agreement, dated as of the date hereof (the "Tristani Subscription Agreement," and together with the Zesiger Subscription Agreement, the Federal Subscription Agreement, the Sofaer Subscription Agreement, the Rothschild Subscription Agreement, the Halpern Subscription Agreement, the Offman Subscription Agreement, the Partners Subscription Agreement, and the Offshore Subscription Agreement, the "Subscription Agreements"), pursuant to which Mr. Tristani purchased 62,500 shares of VTX Common Stock (the "Tristani Registrable Stock," and together with the Zesiger Registrable Stock, the Federal Registrable Stock, the Sofaer Registrable Stock, the Rothschild Registrable Stock, the Halpern Registrable Stock, the Offman Registrable Stock, the Partners Registrable Stock, and the Offshore Registrable Stock, the "Registrable Stock");

                  NOW, THEREFORE, in consideration of the respective covenants and conditions of the parties set forth herein and in the Subscription Agreements, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  1. Registration of Registrable Stock.

                  (a) Filing of Registration Statement. The Company shall, as soon as practicable following the date hereof but in no event later than 180 days after the date hereof, prepare and file a registration statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act") covering the offering and sale of the Registrable Stock by the Shareholders in privately negotiated transactions, "brokers' transactions" or in transactions directly with a "market maker," as such terms are defined in paragraphs (f) and (g) of Rule 144 under the Securities Act ("Brokers' Transactions").

                  (b) Effectiveness; Amendments. The Company will use its reasonable best efforts to cause to be declared effective as soon as possible after filing and, except as set forth below, to remain effective under the Securities Act, the Registration Statement and will prepare and file with the SEC any amendments or post-effective amendments as may be necessary to keep the Registration Statement effective under the Securities Act. The Company will promptly

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notify the Shareholders in writing of the date on which the Registration
Statement is declared effective. Notwithstanding the foregoing, (i) the Company shall not be required to keep the Registration Statement effective for purposes of the sale of Registrable Stock thereunder at any time after the earlier of the date (A) on which all shares of Registrable Stock have been sold or are no longer outstanding, and (B) which is two years (plus any time for delays arising from events described in clause (ii) below or Section 3(i) ) following the acquisition from the Company of the Registrable Stock, or such earlier date as of which the Shareholders shall be able to make use of the safe-harbor provisions of Rule 144(k) under the Act (or any successor rule) with respect to sales of Registrable Stock, and (ii) the Company shall not be obligated to keep the Registration Statement or the prospectus included therein (the "Prospectus") current during any period (A) of up to 60 days per calendar year if the Company's chief executive officer advises the Shareholders that he has determined in good faith that valid business reasons concerning a potential corporate transaction make doing so inadvisable, or (B) when financial statements do not satisfy the requirements of the last sentence of paragraph (b) of Rule 3-12 of Regulation S-X (or any successor rule) to the extent, and only to the extent, that the SEC interprets such sentence as being applicable to the continued effectiveness of the Registration Statement.

                  (c) Copies of Documents. During the period that the Company has agreed to use its reasonable best efforts to cause the Registration Statement to remain effective (the "Effectiveness Period"), the Company shall furnish to each Shareholder such number of copies of the Registration Statement, the Prospectus and any amendments and supplements thereto and any documents incorporated by reference in the Registration Statement as such Shareholder shall reasonably request.

                  (d) Blue Sky Compliance. The Company shall register or qualify or cooperate with the Shareholders in connection with the notification, coordination, registration or qualification (or obtain exemption from such registration or qualification) of the Registrable Stock under such other securities or blue sky laws of such jurisdictions in the United States as the Shareholders reasonably shall request and do any and all other acts and things which may be reasonably necessary to enable the Shareholders to consummate the disposition of the Registrable Stock by them under the Registration Statement in such jurisdictions during the Effectiveness Period; provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, to subject itself to taxation in any jurisdiction where it has not theretofore done so or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

                  (e) Notification. During the Effectiveness Period, the Company shall notify the Shareholders promptly, and (if requested by any Shareholder) confirm such notice in writing, (i) of any request by the SEC or any other regulatory authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information relating thereto, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
(iii) of the receipt by the Company of any notification or stop order with respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the shares of Registrable Stock covered by the Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the happening of any event which

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


makes any statement made in such Registration Statement or in the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) Supplements and Post-Effective Amendments. Subject to the provisions of clause (ii) of the third sentence of Section 1(b) above, during the Effectiveness Period, upon the occurrence of any event contemplated by clause (i) or (iv) of paragraph (e) above, the Company will prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock being sold thereunder, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) Listing. The Company shall cause the Registrable Stock covered by the Registration Statement to be listed on each securities exchange or securities quotation system, if any, on which similar securities issued by the Company are then listed.

                  (h) Correspondence with the SEC. The Company shall, upon request from any Shareholder, deliver promptly to such Shareholder copies of all correspondence between the SEC and the Company, its counsel or auditors.

                  (i) Stock Certificates. The Company will cooperate with the Shareholders to facilitate the timely preparation and delivery of certificates representing Registrable Stock sold under the Registration Statement, which certificates shall not have any restrictive legends.

                  2. Piggyback Registration. If at any time prior to the second anniversary of the date hereof the Company proposes to file a registration statement under the Securities Act with respect to an offering of VTX Common Stock (except on Form S-4 or Form S-8 or any successor forms thereto), for its own account, then the Company shall give written notice of such proposed filing to the holders of Registrable Stock as far in advance of the anticipated filing date as is practicable (the "Piggyback Notice"). The Piggyback Notice shall offer such holders the opportunity to register such amount of Registrable Stock as each such holder may request (a "Piggyback Registration"); subject in all events to the agreement of the underwriter or underwriters of the offering contemplated by such registration statement that such shares of Registrable Stock can be included in such registration statement without adversely affecting such offering. Any reduction in the number of securities to be so offered shall be (i) first, pro-rata among all security holders who are exercising "piggyback" registration rights, based on the number of registrable securities originally proposed to be sold by each of them, and (ii) second, pro-rata among all security holders who are exercising "demand" registration rights pursuant to a registration rights agreement with the Company, based on the number of registrable securities originally proposed to be sold by each of them.

                  3. Obligations of Shareholders. Following the filing of the Registration Statement and during any period that the Registration Statement is effective, each Shareholder shall:

                  (a) not effect any stabilization transactions or engage in any stabilization activity in connection with the Company common shares in contravention of Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                  (b) furnish each broker through whom any Shareholder offers Registrable Stock such number of copies of the Prospectus as the broker may require and otherwise comply with prospectus delivery requirements under the Securities Act;

                  (c) Intentionally omitted;

                  (d) not (and shall not permit any Affiliated Purchaser (as defined in Rule 10b-6 under the Exchange Act) to) bid for or purchase for any account in which any Shareholder has a beneficial interest, or attempt to induce any other person to purchase, any Company common shares in contravention of Regulation M under the Exchange Act;

                  (e) Intentionally omitted;

                  (f) cooperate with the Company as the Company fulfills its obligations under Section 1(d) hereof;

                  (g) furnish such information concerning such Shareholder as the Company may from time to time reasonably request;

                  (h) sell Registrable Stock only in privately negotiated transactions or Brokers' Transactions; and

                  (i) not sell under the Registration Statement during any period after the Company has provided notice to such Shareholder pursuant to
Section 1(e)(iv) above and until the Company provides to such Shareholder notice that the Registration Statement no longer fails to state a material fact required to be stated therein, misstates a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made not misleading.

                  4. Expenses. The Company shall be responsible for the payment of (x) all registration and filing fees relating to registration of the offering by the Shareholders of the Registrable Stock, including, without limitation, registration and filing fees (A) with respect to filings required to be made with the SEC or the NASD and (B) with respect to registrations and filings made under state securities or blue sky laws and (y) any expenses incurred by the Company in connection with the preparation of the Registration Statement and the Prospectus. The Shareholders shall be responsible for the payment of fees and disbursements of counsel to the Shareholders in connection with the preparation of the Registration Statement and the Prospectus and fees paid to brokers in connection with the sale of any of the Registrable Stock.

                  5. Indemnification.

                  (a) Indemnity by the Company. The Company shall (i) indemnify and hold harmless each Shareholder and each person who controls such Shareholder, within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities ("Losses"), to which each such indemnified party may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus, as amended or supplemented if the Company has furnished any supplements or amendments thereto (if used during the period the Company is required to keep the Registration Statement and Prospectus current), or any document filed under a state securities or blue sky law (collectively, "Registration Documents") or insofar as any Losses (or actions in respect thereof) arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, and (ii) reimburse each indemnified party for all legal or other expenses reasonably incurred by it in connection with investigating or defending any such Losses or actions, including any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the prior written consent of the Company; provided, however, that the Company shall not be liable for any Losses arising out of or based upon any untrue statement or omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Shareholder expressly for use in the preparation of the Registration Document; and provided, further, that the Company shall not be liable to a particular indemnified party under the indemnity agreement in this Section 5(a) with respect to the Prospectus, as amended or supplemented, to the extent that the Loss arises from the sale of any shares of Registrable Stock by such indemnified party to the person asserting Loss and to which there was not sent or given, within the time required by the Securities Act, a copy of the Prospectus as then amended or supplemented, if the Company has previously furnished copies thereof to such indemnified party and such Prospectus as then amended or supplemented has corrected the misstatement or omission at issue.

                  (b) Indemnity by Shareholders. Each Shareholder shall, severally and not jointly, (i) indemnify and hold harmless the Company, any officer, director, employee or agent of the Company, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any Losses to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made,) not misleading, and (ii) reimburse each indemnified party for all legal or other expenses reasonably incurred by it in connection with investigating or defending any such Losses or action, including any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the prior written consent of such Shareholder; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any Losses arise out of or are based upon an untrue statement or omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by such Shareholder expressly for use in the preparation thereof.

                  (c) Procedure for Indemnification. Promptly after receipt by an indemnified party, under Section 5(a) or 5(b), of notice of the commencement of any action, the indemnified party shall notify the indemnifying party in writing of the commencement thereof, if a claim in respect thereof is to be made against an indemnifying party under any of these Sections; but the omission of such notice shall not relieve the indemnifying party from liability which it may have to the indemnified party under this Section 5, except to the extent that the indemnifying party is actually prejudiced in any material respect by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 5. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the claim within 20 days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so, or (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party, or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above. In no event shall the indemnifying party be responsible for more than one firm of counsel for all indemnified parties.

                  (d) Non-Exclusive Indemnity. Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

                  (e) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the

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indemnified party, but also the relative benefits received by the indemnifying party on the one hand (taking into consideration the fact that the provision of the registration rights hereunder served as an inducement to the Shareholders to enter into the Subscription Agreements) and the indemnified party on the other, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  6. Miscellaneous.

                  (a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to the choice of law principles thereof.

                  (b) Entire Agreement; Amendment; Waiver. This Agreement: (i) contains the entire agreement among the parties hereto with respect to the subject matter hereof, (ii) supersedes all prior written agreements and negotiations and oral understandings, if any, with respect thereto, and (iii) may not be amended or supplemented except by an instrument or counterparts thereof in writing signed by the Company and each of the Shareholders. No waiver of any term or provision of this Agreement shall be effective unless in writing signed by the party to be charged. The waiver by any party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                  (c) Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns; provided, however, that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  (d) Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

                  (e) Notices. All notices, requests, consents and other communications to any party hereunder shall be in writing and shall be given either by personal service, certified mail, return receipt requested, overnight courier or telecopy, addressed as follows:

                           if to the Company, to:

                           Vertex Interactive, Inc.
                           23 Carol Street
                           Clifton, NJ  07014
                           Attn:  Nicholas R.H. Toms
                           Facsimile No.:  973-472-0814

                           with a copy to:

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                           Milbank, Tweed, Hadley & McCloy
                           1 Chase Manhattan Plaza
                           New York, New York  10005
                           Attn:  John T. O'Connor, Esq.
                           Facsimile No.:  212-530-5219

                           and to:

                           Law Offices of Jeffrey Marks, P.C.
                           415 Clifton Avenue
                           Clifton, NJ  07015
                           Attn:  Jeffrey D. Marks
                           Facsimile No.:  973-253-8858

                           if to any Zesiger Purchaser, to:

                           Zesiger Capital Group LLC
                           320 Park Avenue
                           New York, NY  10022
                           Attn:  Mary Estabil
                           Facsimile No.:  212-508-6359

                           with a copy to:

                           Palmer & Dodge LLP
                           One Beacon Street
                           Boston, MA  02108
                           Attn:  Lynette C. Fallon
                           Facsimile No.:  617-227-4420

                           if to Federal, to:

                           Federal Partners, L.P.
                           c/o The Clark Estates, Inc.
                           One Rockefeller Plaza
                           Suite 3100
                           New York, NY  10020
                           Attn:  Stephen M. Duff
                           Facsimile No.:  212-977-3425

                           with a copy to:

                           Winthrop, Stimson, Putnam & Roberts
                           1 Battery Park Plaza
                           New York, NY 10004
                           Attn:  Robin L. Spear
                           Facsimile No.:  212-858-1500
                           if to Sofaer, to:

                           MeesPierson (Cayman) Limited as trustee of Sofaer Funds SCI Global Hedge Fund
                           P.O. Box 2003 GT
                           Grand Pavillion Commercial Centre
                           Bougainvillea Way
                           802 West Bay Road
                           Grand Cayman
                           Facsimile No.:  345 9498340
                           Attn:  Kevin Holloway

                           with a copy to:

                           Sofaer Capital Inc.
                           C/o Sofaer Administration Limited
                           22/F Entertainment Building
                           30 Queen's Road Central
                           Hong Kong
                           Facsimile No.:  852 25302913
                           Attn:  Winnie Leung

                           if to Rothschild, to:

                           RIT Capital Partners plc
                           Spencer House
                           27 St. James's Place
                           London SW1A1NR
                           Facsimile No.:  44 171 493 5765
                           Attn: Duncan Budge

                           with a copy to:

                           Sofaer Capital Inc.
                           C/o Sofaer Administration Limited
                           22/F Entertainment Building
                           30 Queen's Road Central
                           Hong Kong
                           Facsimile No.:  852 2530 2913
                           Attn:  Winnie Leung

                           if to Mr. Halpern, to:

                           Mr. Baruch Halpern
                           c/o Halpern Capital Advisors
                           575 Lexington Avenue
                           4th Floor
                           New York, NY 10022
                           Facsimile No.:  212-527-7543

                           if to Mr. Offman, to:

                           Mr. Mayer Offman
                           265 E. 66th Street
                           Apt. 11C
                           New York, NY 10021

                           if to Partners, to:

                           P.A.W. Partners, L.P.
                           10 Glenville Street
                           Greenwich, Conn 06831
                           Attn:  John Ernenwein
                           Facsimile No.:  203-531-8932

                           if to Offshore, to:

                           P.A.W. Offshore Fund, Ltd.
                           c/o P.A.W. Partners, L.P.
                           10 Glenville Street
                           Greenwich, Conn 06831
                           Attn:  John Ernenwein
                           Facsimile No.: 203-531-8932

                           if to Mr. Tristani, to:

                           Mr. Antoine Tristani
                           2241 Sacramento Street
                           Apt. #2
                           San Francisco, CA 94115

or to such other address as any party may hereafter specify to the other parties hereto by notice sent in accordance with this Section 6(e). Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 6(e).

                  (f) Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of

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counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  (g) Zesiger Purchaser Representative. By the execution and delivery of this Agreement, each Zesiger Purchaser irrevocably constitutes and appoints Zesiger Capital Group LLC (the "Zesiger Purchasers' Representative") as such Zesiger Purchasers' true and lawful attorney-in-fact, with full powers of substitution to act in such Zesiger Purchaser's name, place and stead with respect to the subject matter of this Agreement, as amended, and all matters related thereto. Each of the parties hereto and all third parties may conclusively and absolutely rely, without inquiry, upon the action of the Zesiger Purchasers' Representative as the act of the Zesiger Purchasers in connection with the subject matter of this Agreement. Notice of any change in the identity of the Zesiger Purchasers' Representative shall be given to each of the other parties hereto over the signature of each Zesiger Purchaser, and no party hereto shall be required to recognize the resignation or replacement of the Zesiger Purchasers' Representative until such notice is received by the other parties hereto. Each Zesiger Purchaser ratifies and confirms all that the Zesiger Purchasers' Representative shall do or cause to be done by virtue of its appointment as the Zesiger Purchasers' Representative hereunder. Any notices or documents to be delivered hereunder to any Zesiger Purchaser need only be made to the Zesiger Purchaser Representative.

                  IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto as of the date first above written.

                           VERTEX INTERACTIVE, INC.

                           By: /s/ Nicholas R.H. Toms
                               ----------------------
                               Name: Nicholas R.H. Toms
                               Title: CEO

                           FEDERAL PARTNERS, L.P.

                           By: /s/ Kevin S. Moore
                               ------------------
                               Name: Kevin S. Moore
                               Title: President, Ninth Floor
                                         Corporation, its general partner

                           RIT CAPITAL PARTNERS PLC

                           By: /s/ Michael Sofaer
                               ------------------
                               Authorised Signatories of Sofaer Capital Inc. As agent and authorised investment adviser

                           MeesPierson (Cayman) Limited as trustee of
                               Sofaer Funds/ SCI Global Hedge Fund

                           By: /s/ Michael Sofaer
                               ------------------
                               Authorised signatories of Sofaer Capital Inc. Authorised Investment Adviser

                           /s/ Baruch Halpern
                           ------------------
                           MR. BARUCH HALPERN

                           /s/ Mayer Offman
                           ----------------
                           MR. MAYER OFFMAN

                           /s/ Antoine Tristani
                           --------------------
                           MR. ANTOINE TRISTANI

                           P.A.W. PARTNERS, L.P.

                           By: /s/ John Ernenwein
                               ------------------
                               Name: John Ernenwein
                               Title: Chief Operating Officer of General
                               Partner

                           P.A.W. OFFSHORE FUND, LTD.

                           By: /s/ John Ernenwein
                               ------------------
                               Name: John Ernenwein
                               Title: Chief Operating Officer of Investment
                               Advisor

                           ZESIGER PURCHASERS:

                           ALZA CORPORATION RETIREMENT PLAN
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           CITY OF MILFORD PENSION & RETIREMENT
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           NFIB EMPLOYEE PENSION TRUST
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           NFIB CORPORATE ACCOUNT
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           NORWALK EMPLOYEES' PENSION PLAN
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           PUBLIC EMPLOYEE RETIREMENT SYSTEM
                           OF IDAHO
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           CITY OF STAMFORD FIREMEN'S PENSION
                           PLAN
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           THE JENIFER ALTMAN FOUNDATION
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           ASPHALT GREEN, INC.
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           DEAN WITTER FOUNDATION
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           LAZAR FOUNDATION
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           ROANOKE COLLEGE
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           A. CAREY ZESIGER
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           ALEXA L. ZESIGER
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           BUTLER FAMILY LLC
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           DAVID ZESIGER
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           SALVADOR O. GUTIERREZ
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           THE FERRIS HAMILTON FAMILY TRUST
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           MARY ANN S. HAMILTON TRUST
                           FOR SELF
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           HBL CHARITABLE UNITRUST
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           ANDREW HEISKELL
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           HELEN HUNT
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           JEANNE L. MORENCY
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           PSYCHOLOGY ASSOCIATES
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           LEONARD KINGSLEY
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           PETER LOORAM
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           MARY C. ANDERSON
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           MURRAY CAPITAL, LLC
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           DOMENIC J. MIZIO
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           MORGAN TRUST CO. OF THE BAHAMAS
                           LTD. AS TRUSTEE U/A/D 11/30/93
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           NICOLA Z. MULLEN
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           SUSAN URIS HALPERN
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           WILLIAM B. LAZAR
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           WELLS FAMILY LLC
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           HAROLD & GRACE WILLENS JTWROS
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           ALBERT L. ZESIGER
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           BARRIE RAMSAY ZESIGER
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           DAVID C. HALPERT
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           JAMES F. CLEARY
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           JOHN J. & CATHERINE H. KAYOLA
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           MARY I. ESTABIL
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member

                           WOLFSON INVESTMENT PARTNERS LP
                           By: Zesiger Capital Group LLC,
                           as attorney-in-fact

                           /s/ James Cleary
                           ----------------
                           Name: James Cleary
                           Title: Member